Exhibit 99.1 1 #5123852v1 FHLBank Chicago Declares Q4 2023 Dividend January 26, 2024 To Our Members: We are pleased to announce that, based on our preliminary financial results for the fourth quarter of 2023, the Board of Directors of the Federal Home Loan Bank of Chicago (FHLBank Chicago) declared a dividend of 8.75% (annualized) for Class B1 activity stock (an increase of 50 basis points from the previous quarter). FHLBank Chicago pays a higher dividend per share on your activity stock compared to membership stock to recognize members that support the cooperative through the use of our products. The higher dividend received on Class B1 activity stock has the effect of enhancing the benefits of using the Bank either by lowering the cost on advances and letters of credit or improving the return on Mortgage Partnership Finance® (MPF®) Traditional loans sold. We expect to maintain a dividend of at least 8.75% (annualized) for Class B1 activity stock for the first and second quarters of 2024, based on current projections and assumptions regarding our financial condition. Based on our preliminary financial results for the fourth quarter of 2023, the Board of Directors of FHLBank Chicago declared a dividend of 5.125% (annualized) for Class B2 membership stock. The dividend for the fourth quarter of 2023 will be paid by crediting your DID account on February 15, 2024. Any future dividend payments remain subject to determination and declaration by our Board of Directors and may be impacted by changes in financial or economic conditions, regulatory and statutory limitations, and any other relevant factors. As always, thank you for your membership in the Federal Home Loan Bank of Chicago. Best regards, Michael Ericson President and CEO Forward-Looking Information: This letter contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any projections or guidance of dividends or other financial items; any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, legislative and regulatory developments that affect us or members, instability in the credit and debt markets, economic conditions, prolonged inflation, or recession, maintaining compliance with regulatory and statutory requirements (including relating to our dividend payments and retained earnings), any decrease in our levels of

Exhibit 99.1 2 #5123852v1 business which may negatively impact our results of operations or financial condition, the reliability of our projections, assumptions, and models on future financial performance and condition, the impact of geopolitical uncertainties or conflicts, changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to execute our business model and to pay future dividends (including enhanced dividends on activity stock), our ability to meet required conditions to repurchase or redeem excess capital stock from members, including maintaining compliance with our minimum regulatory capital requirements and determining our financial condition is sound enough to support such repurchases and redemptions, our ability to continue to offer the Reduced Capitalization Advance Program, our ability to implement product enhancements and new products, the impacts of changes to Federal Home Loan Bank membership requirements, capital requirements and guidance, and liquidity requirements and guidance by the Federal Housing Finance Agency, the loss of members through mergers and consolidations, our ability to retain and recruit qualified personnel, our ability to protect the security of our information systems and manage any failures, interruptions, or breaches, and the risk factors set forth in the our periodic filings with the Securities and Exchange Commission, which are available on the our website at fhlbc.com or through the SEC’s reporting website. We assume no obligation to update any forward-looking statements made in this letter. “Community First,” “Downpayment Plus,” “DPP,” “Mortgage Partnership Finance,” “MPF,” and “MPF Xtra” are registered trademarks of the Federal Home Loan Bank of Chicago.